                           THE COMPASS CAPITAL GROUP


                Supplement dated January 12, 1996 to Prospectus
                               dated July 1, 1995

                   Important Information Regarding the Group
                    and its International Fixed Income Fund


      On December 31, 1995, Midlantic Corporation, the parent company of Midlantic Bank, N.A. ("Midlantic"), the investment adviser to each series (collectively, the "Funds") of The Compass Capital Group (the "Group"), merged with and into PNC Bank Corp. (the "Merger"). As a result of the Merger, the Investment Advisory Agreement between the Group, on behalf of its Funds, and Midlantic terminated by law.

      In connection with and in anticipation of the Merger, the Board of Trustees (the "Board") of the Group had approved several changes for the Group. At a meeting held on October 3, 1995, the Board approved PNC Asset Management Group, Inc., an indirect wholly-owned subsidiary of PNC Bank, N.A. and an affiliate of PNC Bank Corp., as Investment Adviser to the Funds to succeed Midlantic. At the same meeting, the Board approved the proposed reorganization of the Funds of the Group into certain portfolios (the "PNC Portfolios") of The PNC Fund. The PNC portfolios are advised by PNC Asset Management Group, Inc. The reorganization plan and the selection of PNC Asset Management Group, Inc. as Investment Adviser was approved by the Group's shareholders on December 11, 1995. On January 13, 1996, all of the Funds except the International Fixed Income Fund were reorganized into corresponding Portfolios of The PNC Fund (the "Reorganization"). The reorganization of the International Fixed Income Fund is expected to occur on or about February 9, 1996.

      As a result of the Reorganization, shares of the Funds of the Group other than the International Fixed Income Fund are no longer available for purchase. Further, shares of the Group's International Fixed Income Fund may be purchased only by persons who owned shares of that Fund prior to January 13, 1996. Because shares of the other Funds of the Group are no longer available for purchase, shares of the International Fixed Income Fund may no longer be exchanged for shares of other Funds of the Group.

      PNC Asset Management Group, Inc., 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, serves as Investment Adviser to the International Fixed Income Fund, pursuant to an Investment Advisory Agreement dated December 31, 1995. For its services as Investment Adviser, PNC Asset Management Group, Inc. will be compensated at the rate of .80% of the Fund's average daily net assets. Morgan Grenfell Investment Services Limited, 20 Finsbury Circus, London, England EC2M1NB, will continue as Sub-Adviser to the International Fixed Income Fund, pursuant to a Sub-Advisory Agreement with PNC Asset Management Group, Inc., dated December 31, 1995, and will be compensated at the rate of .40% of the Fund's average daily net assets up to $75 million and .35% of the Fund's average daily net assets over $75 million. The rate of compensation payable to PNC Asset Management Group,

Inc. and Morgan Grenfell Investment Services Limited does not exceed the rate previously paid to the Group's prior Adviser and Sub-Adviser.

      PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Compass Distributors, Inc., 259 Radnor-Chester Road, Suite 135, Radnor, Pennsylvania 19087 ("CDI"), a wholly-owned subsidiary of Provident Distributors, Inc., serve as the Co-Administrators to the Group. A majority of the stock of Provident Distributors, Inc. is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchants Group Limited. The compensation payable to PFPC and CDI does not, in the aggregate, exceed the amount previously paid to the Group's prior Administrator, SEI Financial Management Corporation. SEI Financial Services Company will continue as Distributor to the Group through the date on which the International Fixed Income Fund is reorganized, but in no event past March 1, 1996.

      PFPC now also serves as the Group's transfer agent, registrar and dividend disbursing agent. Shareholder inquiries should be addressed to the Group c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7762 (in Delaware, call collect (302) 791-1111).

                      ------------------------------------

The first sentence of the "Counsel and Independent Accountants" section on page 19 of the Prospectus is amended and restated to read as follows:

      Morgan, Lewis & Bockius LLP serves as counsel to the Group.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE